UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2014

BOURBON BROTHERS HOLDING CORPORATION
 (Name of registrant as specified in its charter)

Colorado	000-52853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
(Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

BOURBON BROTHERS HOLDING CORPORATION
(formerly known as Smokin Concepts Development Corporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 11, 2014, Bourbon Brothers Holding Corporation (the “Company”) commenced an offering of up to 5,000,000 shares of common stock of the Company at $0.50 per share pursuant to exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D and Rule 506(c) of the Securities Act.

Included in the offering documents are financial projections for fiscal years 2014 and 2015.  Such projections include EBITDA figures, which are not presented in accordance with GAAP.  Set forth below are the projections as well as a reconciliation to GAAP.  Pursuant to Regulation G, the Company is required to provide a schedule or other presentation detailing the differences between the forward-looking non-GAAP financial measures and the appropriate forward-looking GAAP financial measures.

BOURBON BROTHERS HOLDING CORPORATION PROFORMA
	2014				2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Total
BBSK #1 EBITDA 51% to Parent Company (1)	31,202	93,605	93,605	93,605	93,605	93,605	93,605	93,605	686,437
BBSK Parent Company Overhead Fee	10,806	15,000	15,000	15,000	15,000	15,000	15,000	15,000	115,806
BBSF EBITDA 100% (2)	-	-	-	131,747	131,747	131,747	131,747	131,747	658,737
BBSK #2 EBITDA 100% opening Jan 2015	-	-	-	-	198,539	198,539	198,539	198,539	794,157
BBSK #3 EBITDA 100% opening Feb 2015	-	-	-	-	132,359	198,539	198,539	198,539	727,977
BBSK #4 EBITDA 100% opening Aug 2015	-	-	-	-	-	-	132,359	198,539	330,899
BBSK #5 EBITDA 100% opening Sept 2015	-	-	-	-	-	-	66,180	198,539	264,719
SH Denver EBITDA 51% to Parent Company	-	53,550	53,550	-	-	53,550	53,550	-	214,200
EBITDA from Restaurants	42,008	162,155	162,155	240,352	571,251	690,981	889,520	1,034,509	3,792,931

Franchisor Net Revenue & Expenses TBD	-	-	-	-	-	-	-	-	-
Branding Net Revenue & Expenses TBD	-	-	-	-	-	-	-	-	-
Preopening Expenses for BBSK #1	-	-	-	-	-	-	-	-	-
Preopening Expenses for BBSF	-	(35,000)	(365,000)	-	-	-	-	-	(400,000)
Preopening Expenses for BBSK #2 opening Jan 2015	-	-	(10,000)	(290,000)	(100,000)	-	-	-	(400,000)
Preopening Expenses for BBSK #3 opening Feb 2015	-	-	-	(35,000)	(365,000)	-	-	-	(400,000)
Preopening Expenses for BBSK #4 opening Aug 2015	-	-	-	-	-	(115,000)	(285,000)	-	(400,000)
Preopening Expenses for BBSK #5 opening Sept 2015	-	-	-	-	-	(35,000)	(365,000)	-	(400,000)
Corporate and Administrative Expenses	(424,210)	(499,243)	(564,810)	(516,043)	(552,639)	(424,444)	(346,002)	(363,201)	(3,690,593)
EBITDA outside of Restaurants	(424,210)	(534,243)	(939,810)	(841,043)	(1,017,639)	(574,444)	(996,002)	(363,201)	(5,690,593)

Consolidating EBITDA	(382,202)	(372,088)	(777,655)	(600,691)	(446,388)	116,537	(106,482)	671,308	(1,897,661)
Depreciation and Amortization	(104,167)	(125,000)	(193,750)	(193,750)	(297,917)	(318,750)	(381,250)	(443,750)	(2,058,333)
Interest Expense	-	-	-	-	-	-	-	-	-
(Provision) Benefit for Income Taxes	170,229	173,981	339,992	278,054	260,507	70,775	170,706	(79,645)	1,384,598
Net income (loss) attributable to BBHC	(316,140)	(323,107)	(631,413)	(516,386)	(483,798)	(131,438)	(317,026)	147,913	(2,571,396)

Note (1): BBSK opened late January 2014 with the first profits in March 2014
Note (2): Assumes BBSF opening September 2014 with first profits in October 2014

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 18th day of February 2014.

Bourbon Brothers Holding Corporation

By:	/s/ Robert B. Mudd
Robert B. Mudd, CEO and President